0 Chris Strong President & Chief Executive Officer A.J. Verdecchia Vice President & Chief Financial Officer (NASDAQ: UDRL) Investor Presentation June 2008 Exhibit 99.1

Statements made during this presentation may contain forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct.
Such statements are subject to certain risks, uncertainties and assumptions, including, among other matters: general and regional economic conditions and industry trends; the continued strength or weakness of the contract land drilling industry in the geographic areas where the Company operates; decisions about onshore exploration and development projects to be made by oil and gas companies; the highly competitive nature of the contract land drilling business; the Company’s future financial performance, including availability, terms and deployment of capital; the continued availability of qualified personnel; and changes in governmental regulations, including those relating to the environment.
Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. These risks, as well as others, are discussed in greater detail in the Company’s filings with the Securities and Exchange
Commission, including the Company’s Form 10-K and recent SEC filings.
SAFE HARBOR STATEMENT

Founded in 1997 with 12 rigs drilling in Appalachian Basin
Major growth initiative in 2005
—
Entered Arkoma Basin and Barnett Shale through acquisitions
—
Completed $142 million IPO
Added 6 new-build 1500 HP SCR rigs in 2006-2007
2 new rigs acquired for Marcellus Shale in PA to start in Q3 2008
Currently, UDI has a fleet of 71 marketed rigs as of 3/31/2008
UDI focuses on unconventional natural gas drilling in tight sands, shales and CBM
—
Horizontal drilling increases wellbore contact with the formation, resulting in higher drainage rates
—
Underbalanced ‘air drilling’ achieves higher penetration rates in hard rock formations
COMPANY OVERVIEW
UDI is a U.S. land driller with operations that
primarily support natural gas production

OPERATING REGIONS
Arkoma
•Fayetteville Shale, Caney Shale
•21 total rigs
•19 equipped for horizontal drilling
•18 equipped for underbalanced
drilling
North Texas
•Barnett Shale, Permian Basin
•18 total rigs
•14 equipped for horizontal drilling
Appalachia
•Devonian & Marcellus Shales,
Clinton/Medina Sands, Trenton/Black
River, CBM
•32 total rigs
•14 equipped for horizontal drilling
•23 equipped for underbalanced drilling

4 OPERATING REGIONS Arkoma Appalachia North Texas Arkoma Appalachia North Texas Revenues EBITDA Operations by region for fiscal year 2007

5 INVESTMENT CONSIDERATIONS

6 Rig fleet configured to drill for unconventional natural gas reserves, the fastest growing component of U.S. natural gas production INVESTMENT CONSIDERATIONS

Unconventional gas is found in continuous
accumulations trapped within the reservoir
rock
Unconventional deposits account for a
substantial share of undiscovered natural
gas reserves in the U.S.
—
Nearly 100% in the Arkoma Basin,
Barnett and Fayetteville Shale
Horizontal drilling into unconventional
formations yields greater reserves per
well and faster drainage rates
Focus On Unconventional Gas Markets
Tens of miles
Coalbed gas
Land surface
Conventional
stratigraphic oil
accumulation
Conventional
stratigraphic gas
accumulation
Water
Unconventional gas
accumulation
Transition zones
INVESTMENT CONSIDERATIONS

8 Focus On Unconventional Gas Markets U.S. Dry Natural Gas Production Sources: EIA Annual Energy Outlook 2007 INVESTMENT CONSIDERATIONS

The horizontal drilling rig count
has grown at a faster rate than
the vertical drilling rig count
Unconventional resource plays
are more rapidly developed
utilizing underbalanced drilling
techniques
UDI is well-positioned to benefit
from these trends
—
66% of rig fleet equipped to
drill horizontally
—
58% of rig fleet equipped for
underbalanced drilling
Focus On Unconventional Gas Markets
Source: Drilling Contractor Magazine
-10%
30%
70%
110%
150%
190%
230%
270%
310%
Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08
Vertical Horizontal
Vertical vs. Horizontal Rig Counts
Source: Baker Hughes, Inc.
283%
19%
INVESTMENT CONSIDERATIONS

Rig fleet configured to drill for unconventional natural
gas reserves, the fastest growing component of U.S.
natural gas production
Track record of opportunistic and disciplined growth
INVESTMENT CONSIDERATIONS

Acquisition History
Track Record of Opportunistic and Disciplined Growth
Average acquisition made at 102% of appraised value
171%
111% 107% 112% 106% 131% 81% 123% 85%
88%
90% 102% 122% 92% 91% 61%
102%
102%
% appraised
value
Rigs
60
75
74
INVESTMENT CONSIDERATIONS
1
12
8
2
4
12
5
3
9
7
1
2
3
1
1
2
1
0
5
10
15

Track Record of Opportunistic and Disciplined Growth
Historically, the Company has acquired used rigs at or near appraised asset value
When prices rose sharply on used rigs in 2005-2006, Union decided to buy new rigs, rather than pay new rig prices for 30 year old equipment.
—
Short-term: No immediate accretion to earnings
—
Long-term: Company has 6 new 1500hp National Oilwell Varco
IDEAL™ rigs earning premium dayrates in the Barnett Shale
INVESTMENT CONSIDERATIONS

Track Record of Opportunistic and Disciplined Growth:
Extremely active leasing by well-known independents
Due to terrain and load limitations, the Marcellus is a “built for purpose” rig market
We estimate that there are currently only 13 rigs in the area that are well suited for Marcellus drilling
—
Union Drilling owns 6 of these
—
Analysts predict 60 rigs in Marcellus shale by 2013¹
Multi-year term contracts available for new equipment
UDRL already has yards, trucking, and experienced people in place
Current position will enable growth by maintaining leading market share in this new play with significant upside expected
INVESTMENT CONSIDERATIONS
1
Tudor Pickering Holt & Co. “Appalachia Shales: Volume I” by Dave Pursell, David Heikkinen, & Becca Followill; 5/21/2008
Marcellus Shale Opportunities:

Rig fleet configured to drill for unconventional natural
gas reserves, the fastest growing component of U.S.
natural gas production
Track record of opportunistic and disciplined growth
Leading market share position in the Appalachian
Basin, which is benefiting from increased upstream
capital spending
INVESTMENT CONSIDERATIONS

Numerous well-known independents
operating in Appalachia, including:
—
Anadarko
—
Atlas
—
Cabot
—
Chesapeake
—
EOG
—
Equitable
—
EXCO
—
Range
—
Rex
—
Southwestern
—
Stone
—
Talisman
—
XTO
UDI, as largest driller in the Appalachian
Basin, is well-positioned to benefit from
increasing activity in the region
Dominant Market Share Position in Resurging Appalachian Basin
INVESTMENT CONSIDERATIONS

Rig fleet configured to drill for unconventional natural
gas reserves, the fastest growing component of U.S.
natural gas production
Track record of opportunistic and disciplined growth
Leading market share position in the Appalachian
Basin, which is benefiting from increased upstream
capital spending
Hedged against market risk with term contract coverage
INVESTMENT CONSIDERATIONS

Hedged Against Market Risk with Term
Contract Coverage
INVESTMENT CONSIDERATIONS
44% of internally modeled 2008 EBITDA associated with
term contracts
All 6 Ideal rigs were covered by 2 or 3 year term contracts
that should recover original cost of these rigs
New IDM Quicksilver rig will be on 3 year contract when it
is delivered in mid-2008

Operate in high growth / high demand
unconventional markets
Focus on markets with lower F&D costs and
adequate takeaway capacity
Transition crews from shallow legacy
equipment to larger rigs for deeper shale
plays
Pursue multi-rig term relationships with larger
operators
Redeploy rigs as necessary to achieve higher
returns
Don’t overpay for assets to achieve more
rapid growth
STRATEGY

19 INDUSTRY FUNDAMENTALS

Out of 19 Tcf total domestic production, 6 Tcf
produced from wells less than one year old
Current average of 30% depletion per year is growing
—
More new gas production is from unconventional wells, often with
50%+ first year decline rates
Well productivity is also decreasing
—
The best prospects are drilled first
More rigs required to maintain domestic production
INDUSTRY FUNDAMENTALS

Sources: Baker Hughes Gas Rig Counts, EIA Short-Term Energy Outlook, March 2007
Rig Count up but Production Remains Flat
INDUSTRY FUNDAMENTALS
600
750
900
1,050
1,200
1,350
1,500
2002 2003 2004 2005 2006 2007
12
15
18
21
24
27
30
Dry Natural Gas Production Average Annual Rig Count

22 FINANCIAL OVERVIEW

23 12.7 27.2 80.6 93.7 84.0 2004 2005 2006 2007 LTM 3/31/08 Financial Performance FINANCIAL OVERVIEW 67.8 141.6 256.9 289.0 282.6 2004 2005 2006 2007 LTM 3/31/08 Revenue ($mm) EBITDA ($mm)

24 Fleet Expansion Coupled with Solid Utilization 1 Marketed rigs at end of period FINANCIAL OVERVIEW 44% 50% 62% 76% 68% 65% 2003 2004 2005 2006 2007 LTM 3/31/08 Marketed Rigs : 36 37 62 66 71 71 1

Historical Performance Per Revenue Day
$10,616
$11,557
$14,252
$16,591
$16,852
2004 2005 2006 2007 LTM
3/31/08
$2,777
$3,212
$5,648
$6,724
$6,478
2004 2005 2006 2007 LTM
3/31/08
Revenue/Day Margin/Day
FINANCIAL OVERVIEW

Disciplined Capital Structure
FINANCIAL OVERVIEW
Union Drilling, Inc.
Condensed Balance Sheets
(in thousands)
March 31, December 31,
2008 2007
Assets:
Cash and cash equivalents $                     20 $                     20
Accounts receivable 41,833 39,878
Other current assets 7,158 9,970
Total current assets 49,011 49,868
Long-term assets 233,010 227,440
Total assets $           282,021 $           277,308
Liabilities and Stockholders' Equity:
Total current liabilities 40,437 29,076
Revolving credit facility²
- 9,578
Long-term notes payable for equipment 3,816 4,592
Deferred taxes 31,410 30,002
Other long-term liabilities 515 651
Total liabilities 76,178 73,899
Total stockholders' equity 205,843 203,409
Total liabilities and stockholders' equity $           282,021 $           277,308
1 March 31, 2008 financial results are unaudited
2 Revolving Credit Facility balance of $14.2 million included in current liabilities for March 31, 2008
1

$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
100.0%
Total Debt Debt-to-Cap
Disciplined Capital Structure
(in millions)
FINANCIAL OVERVIEW

Rig fleet configured to drill for unconventional natural gas reserves, the fastest growing component of U.S. natural gas
production
Track record of opportunistic and disciplined growth
Leading market share position in the Appalachian Basin,
which is benefiting from a increased upstream capital
spending
Hedged against market risk with term contract coverage
INVESTMENT CONSIDERATIONS

29 THANK YOU (NASDAQ: UDRL)

Chris Strong – Chief Executive Officer: Joined Union in May 1999 as VP and CFO.
He has over 15 years experience in the oil and natural gas industry. From 1994 until he joined Union, he served in various capacities at Hvide Marine Inc., a marine oilfield service company, the most recent of which was Vice President – Finance and
Treasurer. From 1990 through 1994, Mr. Strong was Treasurer of Port Everglades, a seaport with one of the largest non-refinery petroleum tank farms in the country. He is a graduate of Vassar College, and received an M.A. from the University of
Pennsylvania and an M.B.A in finance from the Wharton School of Business. Prior to his graduate studies, Mr. Strong served as an officer in the US Navy.
A.J. Verdecchia – Chief Financial Officer: Joined Union Drilling as Corporate
Controller in May 2006. He has over 18 years of financial management experience and served in various accounting, treasury, and planning capacities. From November
2005 to May 2006, Mr. Verdecchia served as Director of Finance & Operations at
Citrix Systems, Inc. From April 2004 to November 2005, Mr. Verdecchia served as a
Controller at Coherent, Inc. From April 2001 to April 2004, Mr. Verdecchia served as
Treasurer at Lumenis Inc. (formerly Coherent Medical Division). He also served as
Manager - Finance at Hvide Marine, Inc. and Internal Auditor at General Motors
Acceptance Corporation. Mr. Verdecchia holds a B.S. degree in Finance from the
University of Maryland and an M.B.A. from Florida Atlantic University. He also obtained a C.P.A.
certification.
Management Bios
EXPERIENCED MANAGEMENT